                                                                   EXHIBIT 99.2


                        [HEALTHCARE REALTY TRUST LOGO]


                                  NEWS RELEASE


           Contact: Timothy G. Wallace, Executive Vice President and
                    Chief Financial Officer (615) 269-8175


                       HEALTHCARE REALTY TRUST ANNOUNCES
                             THIRD QUARTER RESULTS

         NASHVILLE, Tennessee October 24, 2002 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the third quarter that ended September 30, 2002. Revenues for the third quarter totaled $49.8 million, compared with the prior year's $47.8 million. Net income for the period was $20.5 million, or $0.44 per diluted common share, versus $19.7 million, or $0.45 per diluted common share, for the third quarter of 2001. Diluted funds from operations, comprised primarily of net income and depreciation from real estate, totaled $27.7 million for the third quarter of 2002, compared with $27.0 million for the same period in 2001. Funds from operations, per diluted common share, for the third quarter of 2002 was $0.67, compared with $0.67 for the third quarter of 2001.

         Revenues for the nine months ended September 30, 2002 totaled $147.8 million compared with the prior year's $145.5 million. Net income for the nine-month period was $62.6 million, or $1.38 per diluted common share, versus $59.7 million, or $1.36 per diluted common share, for the first nine months of 2001. Diluted funds from operations totaled $82.9 million for the first nine months of 2002, compared with $79.8 million for the same period in 2001. Funds from operations, per diluted common share, for the first nine months of 2002 was $2.00, compared with $1.98 for the first nine months of 2001.

         The Company also announced its Board of Directors has authorized the repurchase of up to one million shares of its common stock at such times and upon such terms as management may determine.

         Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. The Company's portfolio is comprised of nine major facility types, located in 29 states nationwide, and operated pursuant to contractual arrangements with 62 healthcare providers. The Company has investments of approximately $1.6 billion in 223 real estate properties or mortgages, totaling approximately 11 million square feet. The Company provides property management services to more than five million square feet nationwide.


       The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2001. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.


                                     -MORE-

HR Reports Third Quarter Results
Page 2
October 24, 2002


                      HEALTHCARE REALTY TRUST INCORPORATED
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                             THREE MONTHS ENDED               NINE MONTHS ENDED
                                                SEPTEMBER 30,                   SEPTEMBER 30,
                                       ----------------------------      ----------------------------
                                          2002             2001             2002              2001
                                       -----------      -----------      -----------      -----------
Revenues:
 Master lease rental income            $    25,276      $    24,941      $    74,855      $    75,053
 Property operating income                  19,626           15,783           57,627           49,822
 Straight line rent                          1,017            1,289            2,248            4,480
 Mortgage interest income                    3,292            4,669           10,614           13,714
 Management fees                               257              396              850            1,120
 Interest and other income                     350              740            1,587            1,353
                                       -----------      -----------      -----------      -----------
                                       $    49,818      $    47,818      $   147,781      $   145,542
                                       -----------      -----------      -----------      -----------
Expenses:
 General and administrative                  3,140            2,772            8,374            7,565
 Property operating expenses                 7,486            6,288           22,348           19,151
 Interest                                    8,529            9,161           25,966           29,360
 Depreciation                               10,386           10,216           31,267           30,496
 Amortization                                   29               74              105              229
                                       -----------      -----------      -----------      -----------
                                       $    29,570      $    28,511      $    88,060      $    86,801
                                       -----------      -----------      -----------      -----------

Net income before net gain (loss)
on sale of real estate properties      $    20,248      $    19,307      $    59,721      $    58,741

Net gain (loss) on sale of real
estate properties                              242              416            2,872              999
                                       -----------      -----------      -----------      -----------

Net income                             $    20,490      $    19,723      $    62,593      $    59,740
                                       ===========      ===========      ===========      ===========

Net income per common share -          $      0.45      $      0.45      $      1.40      $      1.38
     Basic                             ===========      ===========      ===========      ===========

Net income per common share -          $      0.44      $      0.45      $      1.38      $      1.36
     Diluted                           ===========      ===========      ===========      ===========

Funds from operations - Basic          $    27,661      $    26,968      $    82,892      $    79,825
                                       ===========      ===========      ===========      ===========

Funds from operations - Diluted        $    27,661      $    26,968      $    82,892      $    79,825
                                       ===========      ===========      ===========      ===========

Funds from operations
     per common share - Basic          $      0.68      $      0.68      $      2.04      $      2.01
                                       ===========      ===========      ===========      ===========

Funds from operations
     per common share - Diluted        $      0.67      $      0.67      $      2.00      $      1.98
                                       ===========      ===========      ===========      ===========

Weighted average common
     shares outstanding - Basic         40,682,210       39,891,254       40,601,065       39,748,243
                                       ===========      ===========      ===========      ===========

Weighted average common
     shares outstanding - Diluted       41,487,797       40,512,989       41,450,671       40,404,491
                                       ===========      ===========      ===========      ===========

Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.


                                     -END-